================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary proxy statement     |_| Confidential, For Use of the Commission
|X|  Definitive proxy statement          Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              MICREL, INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction.

     ---------------------------------------------------------------------------

(5)  Total fee paid:

     ---------------------------------------------------------------------------

     |_|  Fee paid previously with preliminary materials:

     ---------------------------------------------------------------------------

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                              MICREL, INCORPORATED
                               2180 FORTUNE DRIVE
                           SAN JOSE, CALIFORNIA 95131

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2005


To the Shareholders of Micrel, Incorporated:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Micrel, Incorporated, a California corporation (the "Company"), will be held at the Company's offices located at 2180 Fortune Drive, San Jose, California 95131 on May 26, 2005 at 12:00 p.m., Pacific Daylight Time, for the following purposes:

        1. To elect five directors of the Company to serve until the 2006 annual meeting and until their successors are duly elected and qualified ("Proposal 1");

        2. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2005 ("Proposal 2");

        3. To approve the addition of 4,000,000 shares of Micrel Common Stock as shares of stock which may be issued upon exercise of stock options or rights or upon any such awards under the Company's 2003 Incentive Award Plan ("Proposal 3"); and

        4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement, which is attached hereto and made a part hereof. The Annual Meeting will be open to shareholders of record, proxy holders, and others by invitation only. Beneficial owners of shares held by a broker or nominee must present proof of such ownership to attend the Annual Meeting.

        The Board of Directors has fixed the close of business on April 1, 2005 as the record date for determining the shareholders entitled to notice of and to vote at the 2005 Annual Meeting and any adjournment or postponement thereof.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED, OR VOTE ONLINE AT PROXYVOTING.COM, OR VOTE BY TELEPHONE AT 1-888-540-5760, TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU VOTE AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                        By Order of the Board of Directors,


                                        J. Vincent Tortolano
                                        Secretary

THIS PROXY STATEMENT AND ACCOMPANYING PROXY CARD ARE FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT APRIL 22, 2005

                              MICREL, INCORPORATED
                               2180 FORTUNE DRIVE
                           SAN JOSE, CALIFORNIA 95131

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 26, 2005

GENERAL INFORMATION

        This Proxy Statement is being furnished to the shareholders of Micrel, Incorporated, a California corporation (the "Company") in connection with the solicitation by the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 12:00 p.m., Pacific Daylight Time, at the Company's principal executive offices located at 2180 Fortune Drive, San Jose, California 95131, on May 26, 2005, and at any adjournment or postponement thereof. Only holders of the Company's common stock of record on April 1, 2005 (the "Record Date") will be entitled to vote. Holders of common stock are entitled to one vote for each share of common stock held as of the Record Date. There is no cumulative voting. Shares represented by proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting. At the close of business on the Record Date, there were 88,053,561 shares of the Company's common stock outstanding.

SOLICITATION AND VOTING; REVOCABILITY OF PROXIES

        This Proxy Statement and the accompanying proxy were first sent by mail to shareholders on or about April 22, 2005. The costs of this solicitation are being borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited personally or by telephone, facsimile or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares entitled to vote at the Annual Meeting, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but not as affirmative votes for purposes of determining the approval of a proposal submitted to the shareholders. If a broker indicates on the proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered present and entitled to vote for purposes of determining a quorum but not as affirmative votes for purposes of determining the approval of a proposal. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum. At the Annual Meeting, the five nominees receiving the highest number of affirmative votes, represented either in person or by proxy, will be elected to the Board of Directors (the "Board" or "Board of Directors"). Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted as follows:

        o FOR the election of all the director nominees identified in Proposal 1;

        o FOR the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company as set forth in Proposal 2;

        o FOR approval of an amendment to the Company's 2003 Incentive Award Plan to increase the number of shares issuable thereunder by 4,000,000 as set forth in Proposal 3; and

        o as the proxy holders deem advisable on other matters that may come before the Annual Meeting.

        Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. A proxy may be revoked by filing a written notice of revocation or by submitting a duly executed proxy bearing a later date, with the Secretary of the Company prior to the Annual Meeting. A person may also revoke a proxy by attending the Annual Meeting and voting in person. Attendance at the meeting, by itself, will not revoke a proxy.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        As set by the Board of Directors in accordance with the Bylaws of the Company, the authorized number of directors is five. Directors will hold office from the time of their election until the 2006 annual meeting and until their successors are duly elected and qualified. The five nominees receiving the highest number of affirmative votes will be elected as directors. Only votes cast for a nominee will be counted in determining whether that nominee has been elected as director. Shareholders may withhold authority to vote for the entire slate as nominated or, by writing the name of an individual nominee in the space provided on the proxy card, withhold the authority to vote for any individual nominee. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

        If any nominees identified in this proposal should decline or be unable to act as a director, the shares may be voted for such substitute nominees as the persons appointed by proxy may in their discretion determine. The proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal. Each person nominated for election has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unable to serve.

        The following table sets forth information with respect to the five persons nominated by the Board of Directors for election to the Board at the Annual Meeting.

NOMINEES FOR DIRECTOR        AGE  POSITION                                                        DIRECTOR SINCE
---------------------        ---  --------                                                        --------------
Raymond D. Zinn..........    67   President, Chief Executive Officer and Chairman of the Board              1978
Warren H. Muller.........    66   Director                                                                  1978
David  W. Conrath........    70   Director                                                                   N/A
George Kelly.............    70   Director                                                                  1994
Donald H. Livingstone....    62   Director                                                                  2002

        The principal occupations and positions for at least the past five years of the director nominees named above are as follows:

        RAYMOND D. ZINN is a co-founder of the Company and has been its President, Chief Executive Officer and Chairman of its Board of Directors since the Company's inception in 1978. Prior to co-founding the Company, Mr. Zinn held various management and manufacturing executive positions in the semiconductor industry at Electromask TRE, Electronic Arrays, Inc., Teledyne, Inc., Fairchild Semiconductor Corporation and Nortek, Inc. He holds a B.S. in Industrial Management from Brigham Young University and a M.S. in Business Administration from San Jose State University.

        WARREN H. MULLER is a co-founder of the Company and has served as a member of the Company's Board of Directors since the Company's inception in 1978. Mr. Muller currently works as a part-time employee for the Company. Mr. Muller was Vice President of Test Operations from 1978 until 1999. From 1999 until October 2001, Mr. Muller served as Chief Technology Officer. He was previously employed in various positions in semiconductor processing and testing at Electronic Arrays, Inc. and General Instruments Corporation. Mr. Muller holds a B.S.E.E. from Clarkson College.

        DAVID W. CONRATH has been nominated to join the Board as of the date of the Annual Meeting. Dr. Conrath has been the Dean of the College of Business at San Jose State University since 2000. From 1994 until 1999, Dr. Conrath was Professor of Management Science/Information Systems and Dean of the Michael G. DeGroote School of Business, McMaster University, Canada. He has held permanent positions at the Wharton School, University of Pennsylvania and the Faculty of Engineering at the University of Waterloo (Canada). Dr. Conrath has worked for many years in the area of information systems, consulting with a number of governments and Fortune 500 companies. Dr. Conrath holds a Master of Arts in economics and a doctorate in business administration from the University of California, Berkeley, a Master of Science in industrial administration from Carnegie-Mellon University and a Bachelor of Arts degree from Stanford University.

        GEORGE KELLY joined the Company's Board of Directors in June 1994. He is a retired partner of Deloitte & Touche LLP, where he was employed for thirty years until his retirement in June 1989. He also serves on the Board of Directors of Ion Systems, Inc., a private company. Mr. Kelly serves as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors. Mr. Kelly holds a Bachelor of Science from Pennsylvania State University and a MBA from University of California, Berkeley.

        DONALD H. LIVINGSTONE joined the Company's Board of Directors in June 2002. Mr. Livingstone is a director for the Center of Entrepreneurship and a Professor of Accountancy at the Marriott School of Management at Brigham Young University, where he has taught since 1994. He also serves on the Boards of Directors of American West Bank Corporation and Sento Corporation and is on the Board of Trustees of the non-public Polynesian Cultural Center. Mr. Livingstone holds a Bachelor of Science with Honors in Accounting from Brigham Young University. Mr. Livingstone serves as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors.




    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF
                       EACH NOMINEE NAMED IN PROPOSAL 1.

                                   PROPOSAL 2

   RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board has selected PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Shareholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise; however, the Board is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent auditor at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.




    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION
     OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED
               PUBLIC ACCOUNTING FIRM AS SET FORTH IN PROPOSAL 2.

                                   PROPOSAL 3

      APPROVAL OF THE AMENDMENT TO THE COMPANY'S 2003 INCENTIVE AWARD PLAN
        TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER BY 4,000,000


        The Company's 2003 Incentive Award Plan, as amended, was approved by the shareholders on May 22, 2003 (the "2003 Plan"). At the time the 2003 Plan was approved by the shareholders, 6,509,106 shares of common stock reserved for issuance under the Company's 1994 Stock Option Plan were transferred to the 2003 Plan, to be available for issuance thereunder. Currently, 1,466,383 shares of common stock remain available for issuance under the 2003 Plan. As of the Record Date, of the 6,509,106 shares subject to the 2003 Plan (without giving effect to this amendment), options to purchase 5,042,723 shares had been issued. The Company estimates that it will have used a substantial portion of the remaining available shares by December 31, 2005, leaving an inadequate number of shares available for future issuance. The Board believes that it is in the best interests of the Company and its shareholders to provide long-term incentives to its employees. On March 9, 2005, the Board approved an amendment to the 2003 Plan to increase the number of shares issuable thereunder by 4,000,000.

        Shareholders are requested in this Proposal 3 to approve the amendment to the 2003 Plan to increase the number of shares issuable thereunder by 4,000,000. The affirmative vote in person or represented by proxy of the holders of a majority of the shares represented at and entitled to vote at the meeting will be required to approve the amendment to the 2003 Plan. A vote FOR this proposal will be a vote to approve the amendment to the 2003 Plan.

SUMMARY OF 2003 PLAN

        The following is a summary of the principal features of the 2003 Plan as it is currently proposed. The summary, however, does not purport to be a complete description of all the provisions of the 2003 Plan and is qualified in its entirety by reference to the 2003 Plan itself, which is included as Appendix B to this Proxy Statement.

        Summary of 2003 Plan

        The following is a summary of the principal features of the 2003 Plan as it is currently proposed. The summary, however, does not purport to be a complete description of all the provisions of the 2003 Plan and is qualified in its entirety by reference to the 2003 Plan itself, which is included as Appendix B to this Proxy Statement.

        Securities Subject to the 2003 Plan

        The shares of stock subject to the 2003 Plan shall be the Company's common stock. Under the terms of the 2003 Plan, the aggregate number of shares of common stock subject to options, grants of restricted stock, stock appreciation rights ("SARs") and other awards will be no more than 10,509,106 shares. If there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of common stock or similar transaction, the Board or a committee of the Board appointed to administer the 2003 Plan (the "Administrator") shall have the authority in its discretion to appropriately adjust:

        o the aggregate number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded under the 2003 Plan;

        o the number and kind of shares of common stock (or other securities or property) subject to outstanding awards under the 2003 Plan; and

        o the price per share of outstanding options, stock purchase rights, SARs and other awards;

        Shares subject to expired or canceled options will be available for future grant or sale under the 2003 Plan. In addition, shares that are delivered to us by an optionee or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the 2003 Plan. No shares may be optioned, granted or awarded under the 2003 Plan, however, if such action would cause an incentive stock option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

        Awards Under the 2003 Plan

        The 2003 Plan provides that the Administrator may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

        NONQUALIFIED STOCK OPTIONS ("NQSOs") will provide for the right to purchase common stock at a specified price determined by the Administrator which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the Administrator) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Administrator.

        INCENTIVE STOCK OPTIONS ("ISOs") will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must be exercised within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of the Company's classes of stock, the 2003 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

        RESTRICTED STOCK may be sold to participants at various prices or granted with no purchase price, and may be made subject to such restrictions as may be determined by the Administrator. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

        DEFERRED STOCK may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Administrator. Like restricted stock, deferred stock may generally not be sold, or otherwise hypothecated or transferred until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

        STOCK APPRECIATION RIGHTS may be granted in connection with stock options or other awards, or separately. SARs granted by the Administrator in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of the Company's common stock over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2003 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Administrator in the SAR agreements. The Administrator may elect to pay SARs in cash or in common stock or in a combination of both.

        DIVIDEND EQUIVALENTS represent the value of the dividends per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

        PERFORMANCE AWARDS may be granted by the Administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these awards will be based upon specific performance criteria and may be paid in cash or in common stock or in a combination of both. Performance Awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's common stock over a predetermined period. Performance Awards to consultants and employees may also include bonuses granted by the Administrator and which may be payable in cash or in common stock or in a combination of both.

        STOCK PAYMENTS may be authorized by the Administrator in the form of shares of common stock or an option or other right to purchase common stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant. The Administrator may designate key employees as "Section 162(m) Participants," whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Administrator may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance goals which are related to one or more of the following performance criteria: net income; pre-tax income; operating income; cash flow; earnings per share; earnings before interest, taxes, depreciation and/or amortization; return on equity; return on invested capital or assets; funds from operations; cost reductions or savings; the market price of a share of the Company's common stock; specific product introductions; and specific product revenues.

        The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2003 Plan to any individual in any calendar year may not exceed 1,000,000; provided, however, that performance awards shall be limited to $2,000,000.

        Eligibility

        The Company's employees, consultants and non-employee directors are eligible to receive awards under the 2003 Plan. As of April 1, 2005 the Company had approximately 870 employees and consultants and three non-employee directors. The Administrator determines which of the Company's employees, consultants and non-employee directors (except as stated below) will be granted awards. No employee or consultant is entitled to participate in the 2003 Plan as a matter of right. Only those employees and consultants who are selected to receive grants by the Administrator may participate in the 2003 Plan. Non-employee directors are also eligible to receive automatic option grants under the 2003 Plan.

        Grant and Terms of Options

        The Administrator shall have the authority under the 2003 Plan to determine:

        o the number of shares subject to each option grant to employees, consultants and directors;

        o       whether the option grant is an ISO or NQSO; and

        o       the terms and conditions of each option grant.

        The Administrator may not grant an ISO under the 2003 Plan to any person who owns more than 10% of the total combined voting power of all classes of the Company's stock (a "10% Owner") unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only the Company's employees may be granted ISOs under the 2003 Plan. Employees, consultants, and directors may receive NQSOs and restricted stock under the 2003 Plan. Each option will be evidenced by a written option agreement.

        The exercise price for the shares of common stock subject to each option will be specified in each option agreement. The Administrator shall set the exercise price at the time the option is granted. In certain instances, the exercise price is also subject to additional rules as follows:

        o In the case of options intended to qualify as performance-based compensation, or as ISOs, the exercise price may not be less than the fair market value for the shares of common stock subject to such option on the date the option is granted.

        o In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of the shares of common stock subject to such option on the date the option is granted.

        o In the case of NQSOs granted to a non-employee director, the exercise price shall be equal to the fair market value for the shares of common stock subject to such option on the date the option is granted.

        For purposes of the 2003 Plan, the fair market value of a share of common stock as of a given date shall be the closing price of a share of common stock on The Nasdaq Stock Market on the trading day previous to such date.

        Term of Options

        For options granted to the Company's employees and consultants, the term of an option shall be set by the Administrator. In the case of an ISO, the term of the option may not be longer than 10 years from the date the ISO is granted, or if granted to a 10% Owner, five years from the date of the grant. Generally, an option granted to an employee or consultant may only be exercised while such person remains the Company's employee or consultant, as applicable. However, the Administrator may, in the written option agreement related to an option granted to an employee or consultant, provide that such outstanding option may be exercised subsequent to the termination of employment or the consulting relationship.

        Generally, unless otherwise determined by the Administrator at the time of grant, options granted to the Company's non-employee directors shall expire on the earlier of ten years from the date on which the option is granted or thirty days after the termination of the non-employee director's directorship.

        Vesting of Options

        Generally, an option is exercisable when it vests. For options granted to the Company's employees and consultants, each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the Administrator may accelerate the period during which such option vests. No portion of an option that is un-exercisable at an optionee's termination of employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided by the Administrator either in the agreement relating to the stock option or by action following the grant of the option.

        Options granted to the Company's non-employee directors vest in equal annual installments over four years from the date the option is granted. No portion of an option which is un-exercisable at a non-employee director's termination of directorship will subsequently become exercisable.

        Exercise of Options

        An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole shares of common stock may be purchased. An option may be exercised by delivering to the Company's Secretary a written notice of exercise on a form provided by us, together with full cash payment for the shares in the form of cash or a check payable to us in the amount of the aggregate option exercise price. However, the Administrator may in its discretion and subject to applicable laws:

        o allow payment through the delivery of shares of common stock which have been owned by the optionee for at least six months;

        o allow payment through the surrender of shares of common stock which would otherwise be issuable on exercise of the option;

        o allow payment through the delivery of property of any kind which constitutes good and valuable consideration;

        o allow payment by delivery of a full recourse promissory note to us in a form and with terms prescribed by the Administrator;

        o allow payment through the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of common stock then issuable on exercise of the option, and that the broker will pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price; or

        o       allow payment through any combination of the foregoing.

        However, no option may be exercised by delivery of a promissory note or by a loan from us if such loan or extension of credit is prohibited by law.

        Automatic Option Grants to Non-Employee Directors

        Each of the Company's current non-employee directors receives an automatic grant of an option to purchase 5,000 shares of common stock on the date of each annual meeting of the Company's shareholders. Each person who is elected or appointed as a non-employee director will receive an automatic grant of an option to purchase 5,000 shares of common stock on the date such person is first elected as an non-employee director and an automatic grant of an option to purchase 5,000 shares of common stock at each annual meeting of the Company's shareholders thereafter. The options vest in equal annual installments over four years from the date of grant, subject to continued service on the Board.

        Administration of the 2003 Plan

        All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders. The Administrator has the power to:

        o construe and interpret the terms of the 2003 Plan and awards granted pursuant to the 2003 Plan;

        o adopt rules for the administration, interpretation and application of the 2003 Plan that are consistent with the 2003 Plan; and

        o interpret, amend or revoke any of the newly adopted rules of the 2003 Plan.

        Awards Not Transferable

        Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than pursuant to certain court orders with the Administrator's consent and by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such transferees as have been transferred an award pursuant to court order with the Administrator's consent.

        Amendment and Termination of the 2003 Plan

        The Board may amend the 2003 Plan at any time; provided that the Board may not, without shareholder approval given within 12 months of the Board's action, amend the 2003 Plan so as to increase the number of shares of stock that may be issued under the 2003 Plan, impair the rights of those who have received awards under the 2003 Plan, change the description of persons eligible to receive an award under the 2003 Plan or change the minimum exercise price of an award.

        The Board may terminate the 2003 Plan at any time. The 2003 Plan will be in effect until terminated by the Board. However, in no event may any incentive stock option be granted under the 2003 Plan after March 26, 2013.

        Federal Income Tax Consequences Associated With the 2003 Plan

        The following is a general summary under current law of the material federal income tax consequences to participants in the 2003 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice, and the Company recommends each person consult with his or her own tax advisor.

        Non-Qualified Stock Options

        For federal income tax purposes, if an optionee is granted NQSOs under the 2003 Plan, the optionee will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The optionee's basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises the option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

        Incentive Stock Options

        There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes the shares before the end of the one-year and two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

        An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

        Stock Appreciation Rights

        No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount that the recipient recognizes as ordinary income.

        Restricted Stock and Deferred Stock

        An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. If a timely election is made under Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and the Company will be entitled to a deduction for the same amount.

        Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

        Dividend Equivalents

        A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

        Performance Awards

        A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

        Stock Payments

        A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

        Deferred Compensation

        Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

        Section 162(m) of the Code

        In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, shareholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the 2003 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2003 Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

        We have attempted to structure the 2003 Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

NEW PLAN BENEFITS

        The Company's non-employee directors as a group are eligible to receive automatic grants under the 2003 Plan, as described above under "2003 Plan - Automatic Option Grants to Non-Employee Directors" and below under "Compensation of Directors." All other future awards under the 2003 Plan are within the discretion of the administrator of the 2003 Plan. Because the administrator of the 2003 Plan will make such future awards at its discretion, the number of options and other awards that may be awarded in the future to eligible participants are not determinable as of the date of this Proxy Statement. In addition, because the exercise price of such awards is equal to the fair market value of the Company's common stock at the time of the grant, the dollar value of such future awards is not determinable as of the date of this Proxy Statement.


                                    2003 Plan


                                        DOLLAR VALUE             NUMBER OF UNITS
        NAME AND POSITION                    (A)                       (B)
        -----------------                    ---                       ---
All Executive Officers as a Group.......     N/A                       N/A
All Non-Executive Directors as a Group..  $269,100                    30,000
All Non-Executive Officer
  Employees as a Group..................     N/A                       N/A


        (a) Value based on the closing price of the Company's Common Stock on April 1, 2005, of $8.97

        (b) In accordance with the 2003 Plan, each person who is elected or appointed as a non-employee director will receive an automatic grant of an option to purchase 5,000 shares of common stock on the date such person is first elected as an non-employee director and an automatic grant of an option to purchase 5,000 shares of common stock at each annual meeting of the Company's shareholders thereafter. Currently the Company has three non-employee directors, all of whom are eligible to receive automatic grants. In addition, each non-employee director is eligible to receive an additional grant of an option at the discretion of the administrator of the 2003 Plan, discussed further under "Compensation of Directors." In 2004, each non-employee director received a discretionary option to purchase 5,000 shares of common stock.




                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE
                 COMPANY'S 2003 INCENTIVE AWARD PLAN TO INCREASE
                   THE NUMBER OF SHARES ISSUABLE THEREUNDER BY
                      4,000,000 AS SET FORTH IN PROPOSAL 3

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's common stock as of April 1, 2005, by (i) each shareholder known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for directors, (iii) the Chief Executive Officer and each of the four other most highly compensated officers (collectively, the "Named Executive Officers") and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Micrel, Incorporated, 2180 Fortune Drive, San Jose, California 95131.

                                                                   NUMBER OF SHARES
NAME                                                             BENEFICIALLY OWNED(1)
----                                                           -------------------------
                                                                 NUMBER          PERCENT
                                                               ----------        -------
Warren H. Muller (2).....................................      11,766,300         13.3%
Raymond D. Zinn (3)......................................      11,584,762         13.1%
Wasatch Advisors, Inc. (4)                                      8,806,893         10.0%
  150 Social Hall Avenue
  Salt Lake City, UT 84111
HYMF Limited (5)                                                5,295,022          6.0%
  Walker House Mary Street PO Box 908 GT
  George Town, Grand Cayman (Cayman Islands)
Delaware Management Holdings (6)                                4,583,693          5.2%
  2005 Market Street
  Philadelphia, PA 19103
Richard D. Crowley (7)...................................         504,898             *
Robert Whelton (8).......................................         427,847             *
Larry L. Hansen (9)......................................         123,750             *
Jung-Chen Lin (10).......................................         102,421             *
George Kelly (11)........................................         102,750             *
James G. Gandenberger (12)...............................          89,988             *
Donald H. Livingstone (13)...............................           8,100             *
All executive officers and directors as a group (17).....      26,480,029         28.9%

--------------------
*Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 1, 2005 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares set forth opposite such person's name.
(2) Includes 180,000 shares subject to stock options exercisable within 60 days of April 1, 2005.
(3) Includes 526,238 shares subject to stock options exercisable within 60 days of April 1, 2005.
(4)     Based on a Schedule 13G filed February 10, 2005.
(5)     Based on a Schedule 13G filed February 14, 2005.
(6)     Based on a Schedule 13G filed February 2, 2005.
(7) Includes 502,716 shares subject to stock options exercisable within 60 days of April 1, 2005.
(8) Includes 423,898 shares subject to stock options exercisable within 60 days of April 1, 2005.
(9) Includes 43,750 shares subject to stock options exercisable within 60 days of April 1, 2005.
(10) Includes shares 95,910 subject to stock options exercisable within 60 days of April 1, 2005.
(11) Includes shares held of record by the Kelly Family Trust of which Mr. Kelly is a trustee. Includes 43,750 shares subject to stock options exercisable within 60 days of April 1, 2005.
(12) Includes 82,230 shares subject to stock options exercisable within 60 days of April 1, 2005.
(13) Includes 7,500 shares subject to stock options exercisable within 60 days of April 1, 2005.
(14) Includes 3,518,951 shares subject to stock options exercisable within 60 days of April 1, 2005.

             CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

         Information regarding each of our executive officers as of April 1, 2005 is set forth below.


NAME                                    AGE  POSITION
----                                    ---  --------
Raymond D. Zinn.....................    67   President, Chief Executive Officer and Chairman of the Board

Robert Whelton......................    65   Executive Vice President of Operations

Robert J. Barker....................    58   Vice President, Corporate Business Development

Richard D. Crowley, Jr..............    48   Vice President, Finance and Chief Financial Officer

James G. Gandenberger                   44   Vice President, Wafer Fab Operations

Jung-Chen Lin                           51   Vice President, Ethernet Products

Mark Lunsford.......................    47   Vice President, Worldwide Sales

Carlos Mejia........................    54   Vice President, Human Resources

Jack B. Small.......................    53   Vice President, Analog Design, R&D

J. Vincent Tortolano................    55   Vice President, General Counsel and Secretary

Scott Ward..........................    50   Vice President, Test Division

Thomas Wong.........................    49   Vice President, High Bandwidth Products

Richard Zelenka.....................    49   Vice President, Quality Assurance

        The principal occupations and positions for at least the past five years of the executive officers named above, other than Mr. Zinn whose information is included above under the caption "Proposal 1 Election of Directors," are as follows:

        Mr. Whelton joined the Company as Executive Vice President of Operations in January 1998. From 1996 to 1997, Mr. Whelton was employed by Micro Linear Corp., where he held the position of Executive Vice President in charge of operations, design, sales and marketing. Prior to Micro Linear, Mr. Whelton was employed by National Semiconductor Corp., from 1985 to 1996 where he held the position of Vice President of the Analog Division. Mr. Whelton holds a B.S.E.E. from U.C. Berkeley, and a M.S.E.E. from the University of Santa Clara.

        Mr. Barker has served as Vice President, Corporate Business Development since October 1999. Mr. Barker also served as the Company's Secretary from May 2000 until May 2001. From April 1994 to September 1999 he held the position of Vice President, Finance and Chief Financial Officer. From April 1984 until he joined Micrel, Mr. Barker was employed by Waferscale Integration, Inc., where his last position was Vice President of Finance and Secretary. Prior to 1984, Mr. Barker held various accounting and financial positions at Monolithic Memories and Lockheed Missiles and Space Co. He holds a B.S. in Electrical Engineering and a M.B.A. from University of California at Los Angeles.

        Mr. Crowley joined the Company as Vice President, Finance and Chief Financial Officer in September 1999. From December 1998 until he joined Micrel, Mr. Crowley was employed by Vantis Corporation as its Vice President, Chief Financial Officer. From 1980 to 1998 Mr. Crowley was employed by National Semiconductor Corporation, where his last position was Vice President, Corporate Controller. He holds a B.B.A. in Finance from the University of Notre Dame and a Masters in Management in Accounting and Finance from Northwestern University.

        Mr. Gandenberger has served as Vice President of Wafer Fab Operations since July 2002. From October 2000 to June 2002 he held the position of Managing Director of Wafer Fab Operations. Prior to joining the

Company, Mr. Gandenberger was employed by National Semiconductor Corporation from 1997 to 2000 as the Managing Director of Santa Clara Wafer Fabs. From 1994 to 1997, Mr. Gandenberger was employed by Asyst Technologies where he held the position of Vice President, Sales and Marketing. From 1984 to 1994, Mr. Gandenberger served in a variety of positions at LSI Logic, where his last position was Director of Operations of the VLSI CMOS Division. Mr. Gandenberger holds a B.S. in Business Administration from Saint Mary's College and a M.B.A from Golden Gate University.

        Mr. Lin has served as Vice president of Ethernet Group since April 2003. He joined the Company through the acquisition of Kendin Communications Inc. in May 2001 as Vice President of Design of Kendin Operations. Prior to the acquisition, he served as Vice President of Engineering at Kendin from 1996 to 2001. Prior to Kendin, Mr. Lin was employed by Pericom Semiconductors Corp as Design Manager of data communication group from April 1995 to April 1996. He worked for Hitachi Micro Systems, Inc. as Principle Engineer from August 1993 to April 1995. From 1990 to 1993, he was employed by Vitesse Semiconductor Corp., where he held a design manager position. From 1986 to 1990, he worked for Philips Components at various locations as Senior Member of Technical Staff in Mixed Signal Circuit Design area. Mr. Lin holds a Ph.D. and M.S.E.E. degrees from University of Cincinnati, and B.S.E.E. degree from National Taiwan University.

        Mr. Lunsford joined the Company in September 2001 as Vice President, Worldwide Sales. Prior to joining Micrel, Mr. Lunsford was Director of Marketing and Business Development at Broadcom Corporation from 2000 to 2001. Prior to 2000, Mr. Lunsford held the position of Vice President, Worldwide Sales at Pivotal Technologies from 1999 until Pivotal was acquired by Broadcom in 2000. Prior to 1999 Mr. Lunsford held various senior level management positions at Advanced Micro Devices from 1984 to 1999. He holds a B.S. degree in Mechanical Engineering from the University of California, Davis.

        Mr. Mejia joined the Company in June 1999 as Vice President, Human Resources. From 1976 until he joined Micrel, Mr. Mejia was employed by Analog Devices, Inc. where his last position was Director, Human Resources. Prior to Analog Devices, Inc., Mr. Mejia held various human resource positions at ROHR Industries and California Computer Products. He holds a B.S. in Industrial Technology and a M.A.H.R. from the University of Redlands.

        Mr. Small has served as Vice President, Analog Design/R&D since June 2002. Mr. Small also served as the Company's Vice President, Wafer Fab from April 1998 until June 2002. Prior to joining the Company, Mr. Small was employed by IC Works from 1996 to 1998, where he was Vice President of Operations. From 1971 to 1995, Mr. Small was employed by National Semiconductor Corp. where he held the position of Vice President of Linear Standard Products. Mr. Small holds a B.A. in Physics from U.C. Berkeley and an M.A. in Physics and an M.B.A. from University of California at Los Angeles.

        Mr. Tortolano joined the Company in August 2000 as its Vice President, General Counsel. Mr. Tortolano has also served as the Company's Secretary since May 2001. From 1999 until he joined the Company, Mr. Tortolano was employed by Lattice Semiconductor Corporation, where he held the position of Vice President, Co-General Counsel. From 1983 to 1999, Mr. Tortolano was employed by Advanced Micro Devices, Inc., where his last position was Vice President, General Counsel of AMD's Vantis subsidiary. Mr. Tortolano holds a B.S.E.E. from Santa Clara University and a Juris Doctor degree from University of California at Davis.

        Mr. Ward joined the Company in August 1999 as Vice President, Test Division. From 1997 until he joined Micrel, Mr. Ward was employed by QuickLogic Corporation as Vice President of Engineering. From 1980 to 1997, Mr. Ward was employed by National Semiconductor Corporation where he held various Product Line Director positions in the Analog Division. Mr. Ward holds a B.S.E.T. degree from California Polytechnic University at San Luis Obispo.

        Mr. Wong joined the Company in November 1998 as its Vice President, High Bandwidth Products. Prior to joining the Company, Mr. Wong was a co-founder of Synergy Semiconductor and held various management positions including Chief Technical Officer, Vice President Engineering, Vice President Standard Products and Vice President Product Development for Synergy Semiconductor from 1987 to November 1998 at which time Synergy was acquired by the Company. From 1978 to 1986, Mr. Wong was employed by Advanced Micro Devices where his last position was Design Engineering Manager. He holds a B.S.E.E. from the University of California at Berkeley and a M.S.E.E. from San Jose State University.

         Mr. Zelenka has served as Vice President, Quality Assurance since August 2000. From January 1998 to July 2000 he held the position of Director of Product Assurance. Prior to joining the Company, Mr. Zelenka was employed by National Semiconductor from 1987 to 1998 as a Senior Quality Manager. From 1983 to 1987 Mr. Zelenka was employed by Fairchild Semiconductor where he held the position of Wafer Fab Quality Manager. He holds a B.S. in Chemical Engineering from the University of Wyoming.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors held four regularly scheduled or special meetings during the fiscal year ended December 31, 2004. Each member of the Board of Directors who served during 2004 attended at least 75% of the total number of meetings of the Board of Directors and of the Committees on which he served during the year. In addition, the independent directors of the Board met in executive session, without the Chief Executive Officer of the Company present, five times in 2004.

        The Company has standing Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors.

        AUDIT COMMITTEE. The Audit Committee is responsible for the appointment, compensation and oversight of the Company's independent registered public accounting firm, reviewing and monitoring the annual audit of the Company's financial statements, internal controls, accounting practices and policies and related tasks as specified in its charter or required by the applicable Nasdaq rules. The members of the Audit Committee presently are Messrs. Livingstone, Kelly, and Hansen, each an independent director as determined in accordance with Rule 10A-3(b)(1) of the Exchange Act and in accordance with the listing standards of the Nasdaq National Market. Messrs. Livingstone and Kelly qualify as audit committee financial experts within the definition adopted by the Securities and Exchange Commission in Item 401(h) of Regulation S-K. In connection with Mr. Hansen's departure from the Board at the Annual Meeting, the Board will appoint an independent director from the existing directors to replace Mr. Hansen on the Audit Committee. In 2004, the Audit Committee met in person five times and each incumbent member of the audit committee attended at least 75% of those meetings. Please see the information under the caption "Audit Committee Report" for further information regarding the Audit Committee. The Board of Directors adopted and approved a new charter for the Audit Committee on December 13, 2004. A copy of the charter is attached as Appendix A to this Proxy Statement.

        COMPENSATION COMMITTEE. The Compensation Committee makes recommendations to the Board of Directors regarding all forms of compensation to executive officers and directors and all bonus and stock compensation to employees, administers the Company's stock option plans and performs such other duties as may from time to time be determined by the Board of Directors. The Compensation Committee consists of Messrs. Hansen, Kelly, and Livingstone, each an independent director as defined by the listing standards of the Nasdaq National Market. In connection with Mr. Hansen's departure from the Board at the Annual Meeting, the Board will appoint an independent director from the existing directors to replace Mr. Hansen on the Audit Committee. The Compensation Committee met two times in 2004.

        NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors regarding nominees for the Board, monitors the size and composition of the Board, assists the Board with review and consideration of developments in corporate governance practices and performs such other duties as the Board of Directors shall from time to time prescribe. The Nominating and Corporate Governance Committee consists of Messrs. Kelly, Hansen, and Livingstone, each an independent director as defined by the listing standards of the Nasdaq National Market. In connection with Mr. Hansen's departure from the Board at the Annual Meeting, the Board will appoint an independent director from the existing directors to replace Mr. Hansen on the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met twice in 2004. The Nominating and Corporate Governance Committee has identified in Proposal 1 its nominees for election at the Annual Meeting. Dr. David W. Conrath was proposed to the Nominating and Corporate Governance Committee as a nominee for election to the Board by Mr. Zinn, the Company's President and CEO. As set forth in the Company's 2004 Proxy Statement, shareholder proposals must have been received no later than March 1, 2005, to be considered at the Annual Meeting. No shareholder proposals were received by the Secretary within such time and, accordingly, there were no nominees recommended by the shareholders to be considered by the Nominating and Corporate Governance Committee for election at the Annual Meeting. With respect to the election of directors at the 2006 annual meeting, the Nominating and Corporate Governance Committee will consider shareholder nominations if they are timely, in accordance with the provisions set forth in this Proxy Statement under the caption "Shareholder Proposals."

        The Board of Directors adopted and approved a charter for the Nominating and Corporate Governance Committee on November 21, 2002. A copy of the charter was attached as Appendix B to the Company's 2004 Proxy Statement.

NOMINATION PROCESS

        The Nominating and Corporate Governance Committee identifies director nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members with skills and experience that are relevant to our business and are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or the committee or Board of Directors decides not to re-nominate a member for re-election, the Committee identifies the desired skills and experience of a new nominee consistent with the Committee's criteria for Board of Directors service. Current members of the Board of Directors and management are polled for their recommendations. Research may also be performed or third parties retained to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate potential nominees; however, the Company may in the future choose to do so.

        The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders, and any such recommendations should be forwarded to the Nominating and Corporate Governance Committee in writing at our executive offices as identified in this proxy statement. Such recommendations should include the following information:

        o such information as may be reasonably necessary to determine whether the recommended director candidate is independent from the security holder that has recommended the candidate;

        o such information as may be reasonably necessary to determine whether the director candidate is qualified to serve on the audit committee; and

        o such information as may be reasonably necessary to determine whether the director candidate meets the independence standards of the Nasdaq National Market.

        The Company will also request such other information as may reasonably be required to determine whether each person recommended by a security holder meets the criteria listed below and to enable us to make appropriate disclosures to the security holders entitled to vote in the election of directors. Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by board members, management or other parties.

        The Nominating and Corporate Governance Committee evaluates director candidates based upon a number of criteria, including:

        o       a high level of personal and professional integrity;

        o commitment to promoting the long term interests of the Company's security holders and independence from any particular constituency;

        o professional and personal reputations that are consistent with the Company's values;

        o broad general business experience and acumen, which may include experience in management, finance, marketing and accounting, across a broad range of industries with particular emphasis on the semiconductor industry generally, along with experience operating at a policy-making level in an appropriate business, financial, governmental, educational, non-profit, technological or global field;

        o       adequate time to devote attention to the affairs of the Company;

        o such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the Securities and Exchange Commission and the Nasdaq National Market; and

        o board balance in light of the Company's current and anticipated needs and the attributes of the other directors and executives.

SECURITY HOLDER COMMUNICATION WITH BOARD MEMBERS

        Any holder of the Company's securities may contact the Board of Directors or a specified individual director by writing to the attention of the Board of Directors or a specified individual director and sending such communication to the Company's General Counsel at our executive offices as identified in this Proxy Statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:

        o the name, mailing address and telephone number of the security holder sending the communication;

        o the number and type of our securities owned by such security holder; and

        o if the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

        The Company's General Counsel will forward all appropriate communications to the Board of Directors or individual members of the Board of Directors as specified in the communication. The Company's General Counsel may (but is not required to) review all correspondence addressed to the Board of Directors, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute involving the purchase of goods or services from the Company or any of its operating units. The Company's policies regarding the handling of security holder communications were approved by the Board of Directors, including a majority of our independent directors.

ANNUAL MEETING ATTENDANCE

        The policy of the Board of Directors is that all directors attend the Annual Meeting of Stockholders, absent compelling circumstances that prevent attendance. All directors attended the Annual Meeting of Shareholders held in 2004.

EMPLOYMENT AGREEMENTS

        None of the Named Executive Officers, or any other employee, has an employment agreement with the Company.

COMPENSATION OF DIRECTORS

        Non-employee directors of the Company receive $1,000 in compensation for each meeting of the Board of Directors attended and $1,000 for each committee meeting not held in conjunction with a Board meeting.

        The 2003 Plan provides for annual automatic grants of nonqualified stock options to continuing non-employee directors. In accordance with the 2003 Plan on the date of each annual shareholders' meeting, each individual who is at the time continuing to serve as a non-employee director will automatically be granted an option to purchase 5,000 shares of the Company's Common Stock. All options automatically granted to non-employee directors will have an exercise price equal to 100% of the fair market value, defined as the closing price of a share of the Company's Common Stock on the Nasdaq National Market on the trading day previous to the date of grant, and become exercisable at the rate of 25% per year. On May 27, 2004, Messrs. Kelly, Hansen and Livingstone received automatic stock option grants of 5,000 shares each of the Company's Common Stock, plus an additional discretionary stock option grant of 5,000 shares each of the Company's Common Stock, by resolution of the Board.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL IT BE DEEMED TO BE SOLICITING MATERIAL OR DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        COMPENSATION PHILOSOPHY. The Compensation Committee believes that the primary goal of the Company's compensation program should be related to creating shareholder value. The Compensation Committee seeks to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. The executive compensation program is designed to attract and retain executive talent that contributes to the Company's long-term success, to reward the achievement of the Company's short-term and long-term strategic goals, to link executive officer compensation and shareholder interests through equity-based plans, and to recognize and reward individual contributions to Company performance.

        The compensation of the Company's executive officers consists of three principal components: salary, bonus and long-term incentive compensation in the form of stock options. The Compensation Committee has reviewed all components of the executive officers' compensation, including salary, bonus and stock options. Summary sheets setting forth all these components for the executive officers were prepared and reviewed by the Compensation Committee.

        The Compensation Committee meets at least twice during the year. A few days prior to each meeting, management presents to the Committee the CEO's proposed compensation for review and analysis in the context of all the components of his total compensation. Committee members then have time prior to the upcoming meeting to ask for additional information and to raise further questions and have further discussions. Compensation decisions are then made at the scheduled Committee meeting. In the process of reviewing each compensation component, the Company provides the Compensation Committee with internal information showing the relationship between each executive level of compensation within the Company.

        SALARY. Salaries for the Company's executive officers are determined primarily on the basis of the executive officer's responsibility, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include (i) individual performance, (ii) the functions performed by the executive officer,
(iii) the scope of the executive officer's on-going duties, (iv) general changes in the compensation peer group in which the Company competes for executive talent, and (v) the Company's financial performance generally. The weight given such factors by the Compensation Committee may vary from individual to individual. Due to the difficult business conditions impacting the semiconductor industry since early 2001, no salary increases were given to executive officers for 2001, 2002 and 2003. Furthermore, all executive officers were subject to pay reductions from April 2001 through December 31, 2003. In 2004, all executive officers received a pay increase, in line with merit increase targets approved by the Compensation Committee for all employees for 2004.

        BONUS. In order to increase incentives for outstanding performance, a portion of each executive officer's compensation is paid in the form of contingent cash bonuses. The bonus amounts for executive officers are dependent in part on the Company's net income performance, as well as individualized criteria such as achievement of specified goals for the department or divisions for which the executive officer has responsibility and satisfactory completion of special projects supervised by the executive officer.

        In March 2004, the Compensation Committee and the Board established a total bonus pool target as a percentage of the Company's operating profit. The Committee and Board also established profiles for the individual Executive, Discretionary Exempt and Profit Sharing pools available for bonus payments, and payout targets related to the Company's achievement of specific pre-determined earnings per share goals. Based on the Company's achievement of earnings per share of $0.34 for 2004, the Compensation Committee subsequently established, and the Board approved, a bonus payout for the CEO and executive officers which was above the minimum threshold for payout, but less than 100% of the pre-determined target, based on the pre-established profile for the Executive Bonus Pool.

        For 2005, the Compensation Committee and Board have approved a plan for the payment of cash bonuses to certain U.S. employees and employees of certain foreign subsidiaries (the "2005 Bonus Plan"). The Bonus Plan is effective beginning on January 1, 2005 and is intended to remain effective for calendar year 2005, at the discretion of the Board based on business conditions and Company performance. The Company's Chief Executive Officer and the four most-highly-compensated executive officers, as well as other vice presidents and certain other employees, are eligible to participate in the 2005 Bonus Plan.

        Specifically for calendar year 2005, the Compensation Committee and the Board have established payout targets for the 2005 Bonus Plan related to the Company's achievement of specific pre-determined earnings per share goals. The Committee and Board have also approved the payout profile for the 2005 Executive, Discretionary Exempt and Profit Sharing pools available for bonus payments. The payout profile provides for the respective bonus pools based on the level of the Company's attainment of its earnings per share goals. Bonus payments out of each bonus pool are based on specific individual criteria, as evaluated by the Compensation Committee and the Board. The Board and Compensation Committee reserve the right to modify goals, targets, amounts and criteria at any time.

        Bonus payments (if any) will be payable to eligible employees in cash, less applicable withholdings, and are normally made in February or March following the calendar-year performance period during which the bonuses were earned. The Bonus payable under the 2005 Bonus Plan with respect to the CEO and other executive staff members will be determined by the Compensation Committee, comprised of the independent members of the Board. Bonuses payable under the 2005 Bonus Plan with respect to all employees other than the CEO and executive staff members will be determined by the Board or its designee upon the recommendation of the Compensation Committee.

        LONG-TERM INCENTIVE AWARDS. Stock options serve to further align the interests of management and the Company's shareholders by providing executive officers with an opportunity to benefit from the stock price appreciation that can be expected to accompany improved financial performance. Options also enhance the Company's ability to attract and retain executives. The number of option shares granted and other option terms, such as vesting, are determined by the Compensation Committee, based on recommendations of management in light of, among other factors, each executive officer's level of responsibility, prior performance, other compensation, and option awards to officers at other companies of similar size and geographic location using published compensation sources. However, the Company does not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based upon an evaluation of the past as well as the future anticipated performance and responsibilities of the individual in question.

        Eligible employees typically receive an initial grant of options upon commencement of employment with the Company. The typical option award for all employees, including the CEO and executive officers, vests in equal annual amounts over a period of five years. The Company also maintains a program for granting annual stock option awards after an eligible employee's initial grant of options has vested in its entirety. Annual options awards are established and approved for an eligible employee based on the relative size and competitiveness of the employee's initial grant of options, the employee's job performance, increasing job responsibilities, if any, and option awards to employees at other companies of similar size and geographic location using published compensation sources. In 2004, certain executive officers were eligible for, and received, individual stock option awards under the Company's 2003 Plan, equivalent to between fifteen percent and forty percent of the individual officer's initial stock option grant upon commencement of employment with the Company.

        The recently issued Statement of Accounting Standards ("SFAS") No. 123R, "Share-Based Payment" will require the Company to recognize the cost of employee services received in exchange for awards of equity instruments, based on the grant date fair value of those awards, in the financial statements. The ultimate impact from the adoption of this accounting standard is uncertain but it is expected to significantly increase the Company's stock-based compensation expense in future periods after adoption. The Company may decide to reduce the number of stock option grants to all employees, including the CEO and executive officers, to minimize the cost associated with share based incentive awards. Nevertheless, the Company intends to continue to use long-term, equity-based incentive awards as part of its employee compensation program.

        CHIEF EXECUTIVE OFFICER COMPENSATION. The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Raymond D. Zinn's base salary for the fiscal year ended December 31, 2004 was $322,826. Mr. Zinn also received a bonus of $222,100 for 2004. Mr. Zinn's base salary and bonus were established by the Compensation Committee, in part, by comparing the base salaries and bonuses of chief executive officers at other companies of similar size and geographic location using published compensation sources. Mr. Zinn's compensation is also based on his position and responsibilities, his past and expected contribution to the Company's future success and on the achievement of financial goals and objectives set by the Company prior to the beginning of each year. The Compensation Committee fully evaluates all available data and makes a determination as to Mr. Zinn's performance prior to making its recommendation to the Board regarding all elements of Mr. Zinn's compensation.

        In 2004, the Compensation Committee awarded Mr. Zinn a stock option under the 2003 Plan, exercisable for 125,000 shares of Company common stock, which vests in equal yearly installments over the Company's standard five-year vesting schedule. In determining the amount of previous options granted, the Compensation Committee reviewed data for chief executive officers by companies of similar size and geographic location using published compensation sources. Mr. Zinn's option grant in 2004 was determined based on an assessment of the compensation data and the Company's overall financial performance.

        During fiscal year ended December 31, 2004, net revenues increased 22% to $257.6 million for the year ended December 31, 2004 from $211.7 million in 2003, gross margin increased to 48% for the year ended December 31, 2004 from 40% for the year ended December 31, 2003, net income increased to $31.3 million from $4.9 million in 2003, and earnings per share increased to $0.34 from $0.05 in 2003.

        The Compensation Committee has reviewed all components of Mr. Zinn's and executive officers' compensation, including base salary, bonus and long-term incentive compensation. Based on this review, the Compensation Committee determined that the Chief Executive Officer's and all other executive officers' total compensation in the aggregate is reasonable and not excessive. The Compensation Committee specifically considered that the Company does not maintain any employment contracts or change of control agreements with such individuals and utilized published resources to perform competitive peer compensation analysis.

        POLICY REGARDING DEDUCTIBILITY OF COMPENSATION. The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to the executive officers of a publicly-held corporation, which is not performance-based compensation, is limited to no more than $1 million per year per officer. It is not expected that the compensation to be paid to the Company's executive officers for the fiscal year ended December 31, 2005 will exceed the $1 million limit per officer. Option grants under the 2003 Incentive Award Plan are intended to qualify as performance-based compensation not subject to the $1 million limitation.


                                        COMPENSATION COMMITTEE

                                        Larry L. Hansen, Chairman
                                        George Kelly
                                        Donald Livingstone

                             AUDIT COMMITTEE REPORT

        The Audit Committee currently consists of Messrs. Livingstone, Kelly and Hansen, with Mr. Livingstone serving as the chairman of the Audit Committee and one of the Audit Committee's financial experts. The Company's Audit Committee is composed solely of "independent" directors, as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors on December 13, 2004, a copy of which is attached as Appendix A to this Proxy Statement.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The independent registered public accounting firm is also responsible for performing an audit of the Company's internal control over financial reporting and expressing opinions on management's assessment and the operating effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

        The following is the Audit Committee's report submitted to the Board of Directors for the fiscal year ended December 31, 2004.

        The Audit Committee has:

        o reviewed and discussed the Company's audited financial statements with management and PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm;

        o reviewed and discussed management's assessment of internal control over financial reporting with management and PricewaterhouseCoopers LLP;

        o discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

        o received from PricewaterhouseCoopers LLP the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

        THE AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THESE ACTS.


                                                AUDIT COMMITTEE

                                                Donald Livingstone, Chairman
                                                George Kelly
                                                Larry L. Hansen

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE REPORT

        The Nominating and Corporate Governance Committee currently consists of Messrs. Kelly, Livingstone, and Hansen, with Mr. Kelly serving as the chairman of the Committee. Our Nominating and Corporate Governance Committee is composed of "independent" directors, as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors,

        The Nominating and Corporate Governance Committee is appointed by the Board to assist and advise the Board on composition and operation of the Board, including membership selection, committee selection and rotation practices, and to assist with review and consideration of developments in corporate governance practices. The primary objectives of the Nominating and Corporate Governance Committee are to assist the Board by: (i) considering and/or recruiting individuals qualified to become Board members and recommending that the Board select a group of director nominees for each next annual meeting of the Corporation's stockholders; (ii) recommending members of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board who are qualified and experienced "independent" directors; (iii) assisting management and the Board in developing and recommending to the Board corporate governance policies and procedures applicable to the Corporation; and (iv) monitoring compliance with appropriate corporate governance practices as they relate to the duties of both management and the Board. All powers of the Nominating and Corporate Governance Committee are subject to the restrictions designated in the Corporation's bylaws and by applicable law.

        The Nominating and Corporate Governance Committee recently conducted a search for a candidate to replace Mr. Hansen, who announced his intention to retire as a regular member of the Board, effective as of the Annual Meeting. After reviewing and discussing the qualifications of all candidates, the Committee recommended to the Board, and the Board approved the recommendation, that David Conrath be nominated to stand for election at the upcoming Annual Meeting. Furthermore, the Committee recommended to the Board, and the Board Approved the recommendation, that Raymond Zinn, Warren Muller, George Kelly and Donald Livingstone also be nominated for election to serve until the 2006 Annual Meeting of Shareholders or until their successors are elected and qualified.

        During 2004, the Nominating and Corporate Governance Committee reviewed and approved the adoption by the Company of various corporate governance measures recommended by Committee members and management.

                                NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

                                George Kelly, Chairman
                                Donald Livingstone
                                Larry L. Hansen

EXECUTIVE COMPENSATION

        The following table sets forth the annual compensation earned during the years ended December 31, 2004, 2003 and 2002 by each of the Company's Named Executive Officers:


                                        SUMMARY COMPENSATION TABLE

                                                     ANNUAL                     LONG-TERM
                                                  COMPENSATION                 COMPENSATION
                                                  ------------                 ------------
                                                                                SECURITIES
                                                                                UNDERLYING       ALL OTHER
    NAME AND PRINCIPAL POSITION          YEAR      SALARY($)    BONUS($)(1)      OPTIONS(#)    COMPENSATION(2)
    ---------------------------          ----      ---------    -----------    -------------   ---------------
Raymond D. Zinn,......................   2004       322,826       222,100        125,000          14,583
  President, Chief Executive             2003       301,625            --          3,095          16,796
  Officer and Chairman of the Board      2002       308,625            --             --          16,729

Robert Whelton,.......................   2004       227,790        85,100         40,000           2,819
   Executive Vice President,             2003       209,687            --         42,247           1,465
   Operations                            2002       206,806            --         40,000           1,465

James G. Gandenberger, ...............   2004       185,525        88,100         20,000             222
   Vice President, Wafer Fab             2003       182,336        50,500         84,503             222
   Operations                            2002       177,982            --         36,000             222

Richard D. Crowley, Jr., .............   2004       189,518        81,990         80,000             333
   Vice President Finance & CFO          2003       170,633            --             --             333
                                         2002       167,048            --             --             333

Jung-Chen Lin (4), ...................   2004       202,984        68,100             --             511
   Vice President, Ethernet              2003       183,273            --        110,000             333
   Products                              2002       172,699            --             --             331

---------------------
(1) All bonuses for a particular year reflect amounts earned in that year whether or not paid in that or the following year.
(2) Represents premiums paid on term life insurance and an automobile allowance for Mr. Zinn of $13,910 in 2002, $14,302 in 2003, and $14,583
        in 2004.

                        STOCK OPTION GRANTS AND EXERCISE

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides certain information with respect to the grant of stock options under the Company's 2003 Incentive Award Plan to each of the Named Executive Officers during the fiscal year ended December 31, 2004.

                                                                                 POTENTIAL REALIZABLE VALUE AT
                              NUMBER OF    % OF TOTAL                            ASSUMED ANNUAL RATES OF STOCK
                              SECURITIES   OPTIONS TO                               PRICE APPRECIATION FOR
                              UNDERLYING   EMPLOYEES    EXERCISE                        OPTION TERM(3)
                               OPTIONS     IN FISCAL      PRICE    EXPIRATION   -------------------------------
           NAME               GRANTED(1)     YEAR(2)    PER SHARE     DATE       0%          5%         10%
           ----               ----------     -------    ---------  ----------    --          --         ---
Raymond D. Zinn..............  125,000        7.51%      $14.91     3/11/14      --       $895,815   $2,530,026

Robert Whelton...............   40,000        2.40        13.55     3/11/14      --        340,861      863,808

James G. Gandenberger........   20,000        1.20        13.55     3/11/14      --        170,430      431,904

Jung-Chen Lin................        0        0.00           --          --      --             --           --

Richard D. Crowley, Jr.......   30,000        1.80        13.55     3/11/14      --        255,646      647,856
                                50,000        3.00        10.10    10/25/14      --         25,250      804,840

-----------------
(1)     The option vests in equal installments over five years.
(2) The total number of shares underlying all options granted to employees in 2004 was 1,665,000.
(3) The potential realizable value portion of the foregoing table is based on the rules of the Securities and Exchange Commission and does not represent our estimates or projections of the future price of our common stock. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock, overall stock market conditions, and the timing of option exercises, if any. There can be no assurance that amounts reflected in this table will be achieved.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

        The following table sets forth for each of the Named Executive Officers certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2004. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's common stock as of December 31, 2004.

                                                              NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT
                                                              AT DECEMBER 31, 2004         DECEMBER 31, 2004($)(1)
                                                              --------------------         -----------------------
                         SHARES ACQUIRED      VALUE
          NAME            ON EXERCISE(#)  REALIZED($)(2)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
          ----            --------------  --------------  -----------   -------------   -----------     -------------
Raymond D. Zinn...........        --               --       500,619         127,476             --               --
Robert Whelton............    50,000         $512,500       415,449          97,798      1,928,183           95,255
James G. Gandenberger.....        --               --        78,120          57,383         18,216            7,135
Jung-Chen Lin.............        --               --        95,910          48,001        232,239           14,400
Richard D. Crowley, Jr....        --               --       496,357         105,435            186           46,746

---------------------------

(1) Calculated by determining the difference between the fair market value of the securities underlying the option at December 31, 2004 which was $11.02 and the exercise price of the Named Executive Officers' respective options.

                      EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of December 31, 2004 for all of our current equity compensation plans, including our 1989 Stock Option Plan, our 1994 Stock Option Plan, our 1996 Amended and Restated Employee Stock Purchase Plan, our 2000 Non-Qualified Stock Incentive Plan ("2000 Plan"), and our 2003 Incentive Award Plan (the "2003 Plan".)

                                                                                     NUMBER OF SECURITIES
                                    NUMBER OF SECURITIES                            REMAINING AVAILABLE FOR
                                      TO BE ISSUED UPON      WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                         EXERCISE OF         EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
          PLAN CATEGORY              WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
          -------------              -------------------    -------------------    ------------------------
                                             (A)                    (B)                       (C)
Equity Compensation Plans
Approved by Security Holders........   12,004,241 (1)             $12.82                 2,055,844 (2)
Equity Compensation Plans Not
Approved by Security Holders........       92,842 (3)             $16.13                   106,043 (4)
Total...............................   12,097,083                 $12.85                 2,161,887

----------
(1) Includes (i) 4,269,469 shares of common stock issuable upon the exercise of options granted under the 2003 Plan, of which 1,358,146 shares were exercisable as of December 31, 2004 (ii) 7,635,572 shares of common stock issuable upon the exercise of options granted under the 1994 Plan, of which 6,746,926 shares were exercisable as of December 31, 2004, and (iii) 99,200 shares of common stock issuable upon the exercise of options granted under our 1989 Stock Option Plan, all of which were exercisable as of December 31, 2004.
(2) Represents the remaining shares of common stock available for issuance under the 2003 Plan.
(3) Represents shares of common stock issuable upon the exercise of options granted under the 2000 Plan.
(4) Represents the remaining shares of common stock available for issuance under the 2000 Plan.

SUMMARY OF THE 2000 NON-QUALIFIED STOCK INCENTIVE PLAN

        The following is a summary of the principal features of the 2000 Non-Qualified Stock Incentive Plan (the "2000 Plan"). The summary, however, does not purport to be a complete description of all the provisions of the 2000 Plan and is qualified in its entirety by reference to the 2000 Plan itself.

STOCK SUBJECT TO THE 2000 PLAN

        The aggregate number of shares of common stock, which are subject to issuance under the 2000 Plan, will not exceed 200,000. The shares available for issuance under the 2000 Plan may be either previously unissued shares or treasury shares. The Administrator (as defined below) shall make appropriate adjustments in the number of securities subject to the 2000 Plan and to outstanding awards thereunder to reflect a stock split, reverse stock split, stock dividend, reclassification or combination or similar event affecting the shares. Shares covered by an award under the 2000 Plan that is forfeited or canceled, expires or is settled in cash, will continue to be available for issuance under the 2000 Plan.

ADMINISTRATION OF THE 2000 PLAN

        The 2000 Plan is administered by the Board or a committee designated by the Board (the "Administrator"). The Administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares subject to such award, to set, amend, construe and interpret the terms and conditions of the award, and to take any other action that is consistent with the terms of the 2000 Plan.

ELIGIBILITY

        Awards under the 2000 Plan may be granted only to employees and consultants of the Company. Officers and directors of the Company are not eligible to receive awards under the 2000 Plan.

TERMS AND CONDITIONS OF 2000 PLAN AWARDS.

        The 2003 Plan provides that the Administrator may grant or issue nonqualified stock options, stock appreciation rights, restricted stock, dividend equivalents, performance units, performance shares, any other security with the value derived from the value of the Company's Common Stock, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

        Subject to the terms of the 2000 Plan, the Administrator shall determine the terms and conditions of awards, including vesting schedules, repurchase provisions, forfeiture provisions, form of payment, and satisfaction of performance criteria. Performance criteria may be based on one or more of the following factors:

        o       increase in share price;

        o       earnings per share;

        o       total stockholder return;

        o       return on equity;

        o       return on assets;

        o       return on investment;

        o       net operating income;

        o       cash flow;

        o       revenue;

        o       economic value added;

        o       personal management objectives; or

        o       other measures specified by the Administrator.

        The exercise price or purchase price of each award under the 2000 Plan shall be determined by the Administrator in accordance with the principles of
Section 424(a) of the Code. Unless otherwise determined by the Administrator, the per share exercise price of nonqualified stock options shall not be less than 85% of the fair market value per share on the date of grant.

EXERCISE OF 2000 PLAN AWARDS

        An option may be exercised by delivering written notice of such exercise to the Company in accordance with the terms of the award, together with full payment for the shares. The Administrator may in its discretion and subject to applicable laws allow payment in the following forms:

        o       cash;

        o       check;

        o full recourse promissory note in a form and with terms prescribed by the Administrator;

        o payment through the delivery of shares of common stock of the Company;

        o payment through the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of common stock then issuable on exercise of the option, and that the broker will pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; or

        o       payment through any combination of the foregoing.

WITHHOLDING TAX OBLIGATIONS

        As a condition to the issuance or delivery of stock pursuant to the exercise of an award granted under the 2000 Plan, the Company requires participants to make arrangements acceptable to the Administrator for the satisfaction of applicable withholding tax obligations. Upon the exercise of an award, the Company shall withhold or collect an amount sufficient to satisfy such withholding tax obligations.

CORPORATE TRANSACTIONS

        In the event of (i) a merger or consolidation in which the Company is not the surviving entity, (ii) the sale of substantially all the assets of the Company, or (iii) the change in control of more than 50% of the Company's voting securities, all outstanding awards under the 2000 Plan shall terminate, unless otherwise assumed by the surviving entity or acquiring person.

TERM OF THE 2000 PLAN AND AMENDMENTS

        The 2000 Plan will expire on November 16, 2010, unless earlier terminated. The 2000 Plan can be amended, suspended or terminated by the Board. Amendments of the 2000 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted under the 2000 Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        There are and were no interlocking relationships between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such relationship existed in the past.

STOCK PERFORMANCE GRAPH

        NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING STOCK PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL IT BE DEEMED TO BE SOLICITING MATERIAL OR DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        The following stock performance graph compares the percentage change in the cumulative total shareholder return on the Company's common stock from December 31, 1999 through the end of the Company's last fiscal year, December 31, 2004, with the percentage change in the cumulative total return for The Nasdaq Stock Market (U.S. Companies) and the Goldman Sachs Technology Index. The comparison assumes an investment of $100 on December 31, 1998 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends. THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH BELOW IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE.




                               [PERFORMANCE GRAPH]




                                                            iShares Goldman
                                                            Sachs Technology
         Monthly     Micrel, Inc.      Nasdaq Composite        Index Fund
         Dec-99          100%                100%                  100%
         Jan-00          111%                97%                    94%
         Feb-00          202%                115%                  111%
         Mar-00          169%                112%                  116%
         Apr-00          152%                95%                   106%
         May-00          112%                84%                    94%
         Jun-00          153%                97%                   106%
         Jul-00          176%                93%                   101%
         Aug-00          268%                103%                  114%
         Sep-00          235%                90%                    95%
         Oct-00          159%                83%                    88%
         Nov-00          101%                64%                    68%
         Dec-00          118%                61%                    62%
         Jan-01          162%                68%                    72%
         Feb-01           99%                53%                    52%
         Mar-01           98%                45%                    45%
         Apr-01          119%                52%                    54%
         May-01          107%                52%                    51%
         Jun-01          116%                53%                    52%
         Jul-01          118%                50%                    48%
         Aug-01          108%                44%                    42%
         Sep-01           70%                37%                    33%
         Oct-01           88%                42%                    39%
         Nov-01          103%                47%                    45%
         Dec-01           92%                48%                    44%
         Jan-02           83%                48%                    44%
         Feb-02           71%                43%                    38%
         Mar-02           89%                45%                    41%
         Apr-02           77%                41%                    36%
         May-02           74%                40%                    35%
         Jun-02           51%                36%                    30%
         Jul-02           40%                33%                    27%
         Aug-05           39%                32%                    26%
         Sep-02           22%                29%                    22%
         Oct-02           29%                33%                    26%
         Nov-02           40%                36%                    31%
         Dec-02           32%                33%                    26%
         Jan-03           29%                32%                    26%
         Feb-03           35%                33%                    27%
         Mar-03           32%                33%                    26%
         Apr-03           41%                36%                    29%
         May-03           42%                39%                    32%
         Jun-03           37%                40%                    32%
         Jul-03           40%                43%                    34%
         Aug-03           48%                44%                    36%
         Sep-03           43%                44%                    36%
         Oct-03           58%                47%                    39%
         Nov-03           60%                48%                    40%
         Dec-03           55%                49%                    41%
         Jan-04           60%                51%                    42%
         Feb-04           53%                50%                    41%
         Mar-04           47%                49%                    40%
         Apr-04           43%                47%                    38%
         May-04           52%                49%                    40%
         Jun-04           43%                50%                    41%
         Jul-04           36%                46%                    37%
         Aug-04           34%                45%                    35%
         Sep-04           37%                47%                    36%
         Oct-04           39%                49%                    38%
         Nov-04           38%                52%                    40%
         Dec-04           39%                53%                    42%

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP ("PwC") was the Company's independent registered public accounting firm ("IRPAF") for the year ended December 31, 2004. Representatives of PwC are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Moreover, they will be available to respond to appropriate questions from shareholders.

        The information below represents the aggregate fees billed by PricewaterhouseCoopers LLP for audit services rendered in connection with the consolidated financial statements and reports for the year ended December 31, 2004 and for other services rendered during fiscal year 2004 on behalf of Micrel, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to Micrel.

         ---------------------------------------------------------------------------------------------------
                                                                                 2004            2003
                                                                                 ----            ----
         ---------------------------------------------------------------------------------------------------
         Audit Fees (1)                                                       $  287,500      $  203,350
         ---------------------------------------------------------------------------------------------------
         Audit Related Fees (2)                                                   39,149               -
         ---------------------------------------------------------------------------------------------------
         Audit of Management's Assessment and Operating Effectiveness
         of Internal Control over Financial Reporting (3)                        452,000               -
         ---------------------------------------------------------------------------------------------------
         Tax Fees (4)                                                            178,299         104,084
         ---------------------------------------------------------------------------------------------------
         Other Tax Fees (5)                                                       60,534               -
         ---------------------------------------------------------------------------------------------------
         All Other Fees (6)                                                            -               -
         ---------------------------------------------------------------------------------------------------
         Total Fees                                                           $1,017,482      $  307,434
         ---------------------------------------------------------------------------------------------------

        (1) AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the fiscal years ending December 31, 2004 and December 31, 2003, and the reviews of the financial statements included in our Forms 10-Q, or services that are normally provided by the IRPAF in connection with statutory and regulatory filings or engagements.

        (2) AUDIT-RELATED FEES. The aggregate fees billed in the years ending December 31, 2004 and December 31, 2003 for assurance and related services by the IRPAF that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not included in the above paragraph.

        (3) AUDIT OF MANAGEMENT'S ASSESSMENT AND OPERATING EFFECTIVENESS OF INTERNAL CONTROL OVER FINANCIAL REPORTING. Section 404 of the Sarbanes-Oxley Act of 2002 ("S-Ox Act") requires the Company's management to assess the effectiveness of internal control over financial reporting. The S-Ox Act requires the Company's IRPAF to express opinions on management's assessment and on the effectiveness of the Company's internal control over financial reporting based on an audit of the Company's internal control over financial reporting.

        (4) TAX FEES. The aggregate fees billed in the years ending December 31, 2004 and December 31, 2003 for professional services rendered by the IRPAF for tax compliance, preparation of tax filings, and assistance with tax audits.

        (5) OTHER TAX FEES. The aggregate fees billed in each of the years ending December 31, 2004 and December 31, 2003 for professional services rendered by the IRPAF for tax advice and tax planning.

        (6) ALL OTHER FEES. No fees were billed for services rendered by the Company's IRPAF, other than described above, for the fiscal years ending December 31, 2004 and December 31, 2003.

        All audit related services, tax services and other services were pre-approved by our Audit Committee, which concluded that the provision of such services by PwC was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's pre-approval policy provides for the pre-approval of audit, audit-related and tax services specifically described by the committee on an annual basis, and unless a type of service is pre-approved under the policy, it will require separate pre-approval by the committee if it is to be provided by the IRPAF. The policy authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.


                                  OTHER MATTERS

ANNUAL REPORT AND FINANCIAL STATEMENTS

        The 2004 Annual Report of the Company, which includes its audited financial statements for the fiscal year ended December 31, 2004, is enclosed with this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's common stock ("Reporting Persons") are required to report, to the Securities and Exchange Commission and to the Nasdaq Stock Market, their initial ownership of the Company's stock and other equity securities and any subsequent changes in that ownership, and to furnish the Company with copies of all these reports they file. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file these reports on a timely basis.

        Based solely on its review of the copies of such reports received by it or written representations from certain Reporting Persons that no Forms 3, 4 or 5 were required, the Company believes that during fiscal 2004, all Reporting Persons complied with all applicable filing requirements, except for the following late reports filed since the beginning of the fiscal year ended December 31, 2004, and the number of transactions reflected therein, covering executive stock option grants and purchases under the Company's Employee Stock Purchase Plan (ESPP). Mr. Barker filed two late reports which covered two transactions with a net increase of 20,000 shares; Mr. Crowley filed two late reports which covered three transactions with a net increase of 30,214 shares; Mr. Gandenberger filed three late reports which covered three transactions with a net increase of 21,061 shares; Mr. Lin filed two late reports which covered one transaction with a net increase of 1,177 shares; Mr. Mejia filed one late report which covered one transaction with a net increase of 8,000 shares; Mr. Small filed three late reports which covered three transactions with a net increase of 26,097 shares; Mr. Tortolano filed two late reports which covered three transactions with a net increase of 50,505 shares; Mr. Ward filed three late reports which covered three transactions with a net increase of 21,025 shares; Mr. Whelton filed three late reports which covered three transactions with a net increase of 40,641 shares; Mr. Wong filed two late reports which covered two transactions with a net increase of 25,000 shares; Mr. Zelenka filed three late reports covering two transactions with a net increase of 10,641 shares; and Mr. Zinn filed two late reports which covered two transactions with a net increase of 125,000 shares. Since discovering the missed filings, the Company has begun to develop and implement new procedures to ensure improved compliance on an on-going basis.

SHAREHOLDER PROPOSALS

        REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING. For shareholder proposals to be considered properly brought before the Company's 2006 annual meeting by a shareholder, the shareholder must have given timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company, not later than March 1, 2006. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting
(i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

        REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS. Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Company's 2006 annual meeting of shareholders must be received by the Company not later than December 28, 2005, in order to be considered for inclusion in the Company's proxy materials for that meeting.

CERTAIN TRANSACTIONS

        During 2004, management and the Company had no relationships nor did it engage in any transactions as defined by Item 404 of Regulation S-K.

OTHER BUSINESS

        The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

        It is important that the proxies be voted promptly and that your shares be represented. Shareholders are urged to complete, sign and promptly return the accompanying proxy card in the enclosed envelope.

ANNUAL REPORT ON FORM 10-K

        The Company's Annual Report on Form 10-K for the year ended December 31, 2004, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Form 10-K may be obtained by each shareholder receiving this Proxy Statement without charge upon request. Please direct such requests to: Micrel, Incorporated, Attention - Secretary, 2180 Fortune Drive, San Jose, California, 95131, (408) 944-0800.



                                                /s/ J. Vincent Tortolano
                                                ------------------------
                                                J. Vincent Tortolano
                                                Secretary
                                                April 22, 2005

                                  [PROXY CARD]

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER
                             OF THE AUDIT COMMITTEE
                             OF MICREL, INCORPORATED


        This Audit Committee Charter was adopted by the Board of Directors (the "Board") of Micrel, Incorporated (the "Company") on December 13, 2004.

I.      PURPOSE

        The purpose of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. As a matter of good corporate governance, the Committee will inform the Board of all significant or material decisions made by the Committee. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

        Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's internal auditor or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the "internal auditor") and the Company's independent auditor from which the Committee receives information and recommendations, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

        Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by an independent registered public accounting firm. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.     MEMBERSHIP

        The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the Securities and Exchange Commission (the "SEC") or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") the reasons why at least one member of the Committee is not an "audit committee financial expert." Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member's reasonable control, then the member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

        The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III.    MEETINGS AND PROCEDURES

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall endeavor to meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor. The Committee shall also meet in executive session, with only Committee members present, typically on the same day Committee meetings are scheduled.

        All non-management directors that are not members of the Committee may attend and observe meetings of the Committee but shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

        The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.     POWERS AND RESPONSIBILITIES

        INTERACTION WITH THE INDEPENDENT AUDITOR

        1. APPOINTMENT AND OVERSIGHT. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

        2. PRE-APPROVAL OF SERVICES. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

        3. INDEPENDENCE OF INDEPENDENT AUDITOR. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

                (i) The Committee shall make inquiry of the independent auditor regarding (a) the auditing firm's internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

                (ii) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

                (iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

                (iv) The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

        ANNUAL FINANCIAL STATEMENTS AND ANNUAL AUDIT

        4. MEETINGS WITH MANAGEMENT, THE INDEPENDENT AUDITOR AND THE INTERNAL AUDITOR.

                (i) The Committee shall meet with management and the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.


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

                (ii) The Committee shall review and discuss with management and the independent auditor any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities of which the Committee is made aware that do not appear on the financial statements of the Company and that may have a material current or future effect on the Company's financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

                (iii) The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements; and (D) the Company's compliance with any and all relevant regulatory requirements, including the Sarbanes-Oxley legislation.

                (iv) The Committee shall review and discuss the annual audited financial statements with management and, if necessary, the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        5.      SEPARATE MEETINGS WITH THE INDEPENDENT AUDITOR.

                (i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and (C) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

                (ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

                (iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

        6. RECOMMENDATION TO INCLUDE FINANCIAL STATEMENTS IN ANNUAL REPORT. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

        QUARTERLY FINANCIAL STATEMENTS

        7. MEETINGS WITH MANAGEMENT, THE INDEPENDENT AUDITOR AND THE INTERNAL AUDITOR. The Committee shall review and discuss the quarterly financial statements with management and, if necessary, the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        INTERNAL AUDIT FUNCTION

        8. APPOINTMENT. The Committee shall review and approve the appointment and replacement of the internal auditor. Such review will include the qualifications of the internal auditor and the level of compensation.

        9. OVERSIGHT AND REVIEW OF INTERNAL AUDIT FUNCTION. The Committee shall meet periodically with the Company's internal auditor to discuss the responsibilities, budget and staffing of the Company's internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management. The Committee will have direct access to the internal auditor, independent of management. The desire or need for such access is within the sole discretion of the Committee. Conversely, the Internal Auditor may request a meeting with the Committee, without management present, to discuss any aspect of the internal audit function.

        10. The Committee shall receive and review periodic reports from the internal auditor, including the results and significant findings of internal audits.

        OTHER POWERS AND RESPONSIBILITIES

        11. The Committee shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information).

        12. The Committee shall require management to report on all related party transactions. The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

        13. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

        14. The Committee shall discuss with the Company's General Counsel or outside counsel any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

        15. The Committee shall review the Company's anti-fraud program, internal audit plan and controls, including management's identification of fraud risks and implementation of anti-fraud measures. The Committee shall also review the potential for management override of controls or other inappropriate influence over the financial reporting process.

        16. The Committee shall review and discuss with management any significant non-routine transactions entered into by management.

        17. The Committee shall request assurances from management, the independent auditor and the Company's internal auditor that the Company's foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.


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

        18. The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

        19. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including but not limited to, procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

        20. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

        21. The Committee, through its Chair, shall report regularly to, and review with, the Board any matter the Committee determines is necessary or advisable to report to the Board.

        22. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter and the NASDAQ listing standards requirements applicable to audit committees. The Committee will also evaluate annually the membership of any Committee member on Audit Committees other than the Company's, and the effect, if any, of such membership on the member's work on the Committee.

        23. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.


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

                                   APPENDIX B
                          THE 2003 INCENTIVE AWARD PLAN

                                       OF

                              MICREL, INCORPORATED

        Micrel, Incorporated, a California corporation, has adopted the 2003 Incentive Award Plan of Micrel, Incorporated, (the "Plan"), effective May 22, 2003, for the benefit of its eligible employees, consultants and directors.

        The purposes of the Plan are as follows:

        (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

        (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        1.1 "ADMINISTRATOR" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee or its designee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

        1.2 "AWARD" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

        1.3 "AWARD AGREEMENT" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

        1.4 "AWARD LIMIT" shall mean 1,000,000 shares of Common Stock, as adjusted pursuant to Section 11.3; provided, however, that solely with respect to Performance Awards granted pursuant to Section 8.2(b), Award Limit shall mean $2,000,000.

        1.5     "BOARD" shall mean the Board of Directors of the Company.

        1.6 "CHANGE IN CONTROL" shall mean (a) the merger, consolidation, reorganization or other transaction (or series of related transactions) with or into any other entity in which the Company is not the surviving entity (except a transaction for which the principal purpose is the reincorporation of the

Company), (b) the effectuation by the Company of a transaction (or series of related transactions) as a result of which the owners of the Company's outstanding equity securities and voting power immediately prior thereto do not own at least a majority of the outstanding equity securities and voting power of the surviving or resulting entity (or its Parent) immediately thereafter, or (c) the sale, lease, or other disposition of all or substantially all of the assets of the Company.

        1.7     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        1.8 "COMMITTEE" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in
Section 10.1.

        1.9 "COMMON STOCK" shall mean the common stock of the Company, no par value per share.

        1.10 "COMPANY" shall mean Micrel, Incorporated, a California corporation.

        1.11    "CONSULTANT" shall mean any consultant or adviser if:

                (a) The consultant or adviser renders bona fide services to the Company or any Subsidiary;

                (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's or any Subsidiary's securities; and

                (c) The consultant or adviser is a natural person who has contracted directly with the Company or Subsidiary to render such services.

        1.12 "DEFERRED STOCK" shall mean Common Stock awarded under Article VIII of the Plan.

        1.13    "DIRECTOR" shall mean a member of the Board.

        1.14 "DIVIDEND EQUIVALENT" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

        1.15 "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

        1.16 "EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        1.17 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

        1.18 "FAIR MARKET VALUE" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

        1.19 "HOLDER" shall mean a person who has been granted or awarded an Award.


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

        1.20 "INCENTIVE STOCK OPTION" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

        1.21 "INDEPENDENT DIRECTOR" shall mean a member of the Board who is not an Employee of the Company.

        1.22 "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

        1.23 "OPTION" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

        1.24 "PERFORMANCE AWARD" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

        1.25 "PERFORMANCE CRITERIA" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (l) specific product introductions, and (m) specific product revenues, each as determined in accordance with generally accepted accounting principles or subject to such adjustments as may be specified by the Committee with respect to a Performance Award.

        1.26 "PLAN" shall mean the 2003 Incentive Award Plan of Micrel, Incorporated.

        1.27 "RESTRICTED STOCK" shall mean Common Stock awarded under Article VII of the Plan.

        1.28 "RULE 16B-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

        1.29 "SECTION 162(M) PARTICIPANT" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

        1.30 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        1.31 "STOCK APPRECIATION RIGHT" shall mean a stock appreciation right granted under Article IX of the Plan.

        1.32 "STOCK PAYMENT" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

        1.33 "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        1.34 "SUBSTITUTE AWARD" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or other Change in Control; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

        1.35 "TERMINATION OF CONSULTANCY" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

        1.36 "TERMINATION OF DIRECTORSHIP" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

        1.37 "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

        2.1 SHARES SUBJECT TO PLAN(a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock. Subject to adjustment as provided in Section 11.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed 6,567,278. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

                (a) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

        2.2 ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to
Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

        3.1 AWARD AGREEMENT. Each Award shall be evidenced by an Award Agreement that shall contain the provisions the Plan requires and may contain additional provisions that do not conflict with the Plan, as the Administrator deems appropriate. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        3.2     PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS

                (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

                (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

                (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                (d) Furthermore, notwithstanding any other provision of the Plan or any Award Agreement, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

        3.3 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        3.4 CONSIDERATION. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of shareholders of the Company).

        3.5 AT-WILL EMPLOYMENT. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                   ARTICLE IV.

                        GRANTING OF OPTIONS TO EMPLOYEES,
                      CONSULTANTS AND INDEPENDENT DIRECTORS

        4.1 ELIGIBILITY. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

        4.2 DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

        4.3 QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.


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

        4.4 GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS(a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                        (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                        (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

                        (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                        (iv) Determine the terms and conditions of such Options, consistent with the Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                (a) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                (b) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

        4.5     Granting of Options to Independent Directors.

                (a) During the term of the Plan (as long as the Common Stock of the Company continues to be listed (or approved for listing) on any securities exchange or designated as a national market security on an interdealer quotation system), a person who is initially elected to the Board and who is an Independent Director at the time of such initial election automatically shall be granted (a) an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of such initial election, and (b) an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of shareholders after such initial election at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (a) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (b) of the preceding sentence.

                (b) The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                        (i) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

                        (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors;

                        (iii) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.


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

        All the foregoing Option grants authorized by this Section 4.5 are subject to shareholder approval of the Plan.

                (c) Except for the automatic grants under this Section, those members of the Board who serve on the Committee shall not be eligible to receive any additional Options under the Plan, except as permitted by Rule 16b-3.

        4.6 OPTIONS IN LIEU OF CASH COMPENSATION. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

        5.1 OPTION PRICE. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; PROVIDED, HOWEVER, in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

        5.2 OPTION TERM. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

        5.3     OPTION VESTING.

                (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

                (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

                (c) To the extent that the aggregate Fair Market Value of stock with respect to


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

which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

        5.4 TERMS OF AUTOMATIC OPTIONS GRANTED TO INDEPENDENT DIRECTORS. The price per share of the shares subject to each Option granted to an Independent Director pursuant to Section 4.5(a) shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors pursuant to Section 4.5(a) shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant and, subject to Section 6.7, the term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted, except that any Option granted to an Independent Director may by its terms become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to directors. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

        5.5 SUBSTITUTE AWARDS. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, PROVIDED, that the excess of:

                (a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

                (b) The aggregate exercise price thereof; does not exceed the excess of:

                (c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                (d)     The aggregate exercise price of such shares.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

        6.1 PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

        6.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

                (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof (in increments of not less than 100 shares), is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                (c) In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                (d) Full cash payment in the form of a bank cashier's check to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, to the extent permitted under applicable law the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with applicable laws, rules and regulations; (v) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, PROVIDED that payment of such proceeds is then made to the Company upon settlement of such sale; or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii), (iv), and (v). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

        6.3 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

        6.4 RIGHTS AS SHAREHOLDERS. Holders shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

        6.5 OWNERSHIP AND TRANSFER RESTRICTIONS. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and in a legend printed on the certificates evidencing such shares. The Company shall not be liable for any refusal to transfer the shares on the books of the Company unless the transfer complies with all terms and conditions of any restrictions imposed on such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder. The notice shall include the Holder's name, the number of shares disposed of and the dates and prices the shares were both acquired and disposed of.

        6.6 LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO EMPLOYEES AND CONSULTANTS. Unless otherwise determined by the Administrator, no Option granted to a key Employee or Consultant may be exercised to any extent by anyone after the first to occur of the following events:

                (a) The expiration of 12 months from the date of the Holder's death;

                (b) The expiration of 12 months from the date of the Holder's Termination of Employment or Termination of Consultancy (as applicable) by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

                (c) The expiration of 6 months from the date of the Holder's Termination of Employment or Termination of Consultancy (as applicable) by reason of his or her permanent and total disability (other than within the meaning of Section 22(e)(3) of the Code);

                (d) The expiration of thirty days from the date of the Holder's Termination of Employment or Termination of Consultancy (as applicable) for any reason other than such Holder's death or his or her permanent and total disability, unless the Holder dies within said thirty day period; or

                (e) The expiration of 10 years from the date the Option was granted.

        6.7 LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. Unless otherwise determined by the Administrator at the time of grant, no Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                (a) The expiration of 12 months from the date of the Holder's death;

                (b) The expiration of 12 months from the date of the Holder's Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);


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

                (c) The expiration of 6 months from the date of the Holder's Termination of Directorship by reason of his or her permanent and total disability (other than within the meaning of Section 22(e)(3) of the Code);

                (d) The expiration of thirty days from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his or her permanent and total disability, unless the Holder dies within said thirty day period; or

                (e) The expiration of 10 years from the date the Option was granted.

        6.8 ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                            AWARD OF RESTRICTED STOCK

        7.1 ELIGIBILITY. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant or Independent Director who the Committee determines should receive such an Award.

        7.2     AWARD OF RESTRICTED STOCK.

                (a) The Committee may from time to time, in its absolute discretion:

                        (i) Determine which Employees are key Employees and select from among the key Employees, Consultants or Independent Directors (including Employees, Consultants or Independent Directors who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

                        (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                (b) The Committee shall establish the purchase price, and form of payment for Restricted Stock. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                (c) Upon the selection of a key Employee, Consultant or Independent Director to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

        7.3 RIGHTS AS SHAREHOLDERS. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a shareholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

        7.4 RESTRICTION. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no purchase price was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Directorship with the Company; PROVIDED, HOWEVER, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; PROVIDED, FURTHER, except with respect to shares of Restricted Stock granted to
Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, a Termination of Consultancy, or a Termination of Directorship without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

        7.5 REPURCHASE OF RESTRICTED STOCK. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; PROVIDED, HOWEVER, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; PROVIDED, FURTHER, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

        7.6 ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

        7.7 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

        7.8     SECTION 83(B) ELECTION. If a Holder makes an election under
Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                  ARTICLE VIII.

    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

        8.1 ELIGIBILITY. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award.

        8.2     PERFORMANCE AWARDS

                (a) Any key Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or Consultant.

                (b) Without limiting Section 8.2(a), the Committee may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any calendar year of the Company. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

        8.3     DIVIDEND EQUIVALENTS.

                (a) Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                (b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                (c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend


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

Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

                (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

        8.4 STOCK PAYMENTS. Any key Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5 DEFERRED STOCK. Any key Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

        8.6 TERM. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

        8.7 EXERCISE OR PURCHASE PRICE. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment.

        8.8 EXERCISE UPON TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee or Consultant, as applicable; PROVIDED, HOWEVER, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; PROVIDED, FURTHER, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

        8.9     FORM OF PAYMENT. Payment of the amount determined under Section
8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

                                   ARTICLE IX.

                            STOCK APPRECIATION RIGHTS

        9.1 GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or
(c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

        9.2     COUPLED STOCK APPRECIATION RIGHTS.

                (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

        9.3     INDEPENDENT STOCK APPRECIATION RIGHTS.

                (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; PROVIDED, that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

                (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

        9.4     PAYMENT AND LIMITATIONS ON EXERCISE.

                (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of
Section 6.3 above pertaining to Options.

                (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                   ARTICLE X.

                                 ADMINISTRATION

        10.1 COMPENSATION COMMITTEE. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Members of the Committee shall also satisfy any other legal requirements applicable to membership on the Committee, including requirements under the Sarbanes-Oxley Act of 2002 and other applicable laws, rules and regulations. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

        10.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such Award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of
Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

        10.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

        10.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee may receive compensation for their services as members in the discretion of the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

        10.5 DELEGATION OF AUTHORITY TO GRANT AWARDS. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; PROVIDED, HOWEVER, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

        11.1    NOT TRANSFERABLE.

                (a) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                (b) During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

        11.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, to the extent necessary to comply with Rule 16b-3 or with Sections 162(m) or 422 of the Code (or any other law or regulation applicable to the Company), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Without limiting the foregoing, approval of the Company's shareholders given within 12 months before or after the action by the Administrator shall be required to (a) except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, (b) change the description of the persons eligible to receive an Award under the Plan, and (c) change the minimum exercise price of an Award (as applicable). No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

                (a) The expiration of 10 years from the date the Plan is adopted by the Board; or


                                      xviii

                (b) The expiration of 10 years from the date the Plan is approved by the Company's shareholders under Section 11.4.

        11.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

                (a) Subject to Section 11.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, Change in Control, or other similar corporate transaction or event (each a "CORPORATE TRANSACTION"), in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

                        (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

                        (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

                        (iii) The grant or exercise price with respect to any Award;

        PROVIDED, in the case of the foregoing (i) and (ii) that no right to purchase fractional shares shall result from any adjustment pursuant to this Article and all such fractional shares shall be rounded down to the nearest whole share.

                (b) Subject to Sections 11.3(c) and 11.3(e), in the event of any Corporate Transaction or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                        (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                        (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

                        (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
Section 5.3 or 5.4 or the provisions of such Award;

                        (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                        (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

                        (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section
7.4 after such event.

                (c) In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Holder shall have the right to exercise the Award as to all of the underlying stock, including shares as to which it would not otherwise be exercisable. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of 15 days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this Section 11.3(c), the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of underlying stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); PROVIDED, HOWEVER, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of underlying stock subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

                (d) Subject to Sections 11.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                (e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

                (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        11.4 APPROVAL OF PLAN BY SHAREHOLDERS. The Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the Company's shareholders previously approved the Performance Criteria.

        11.5 TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

        11.6 LOANS. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan; PROVIDED HOWEVER, that no loan shall be granted that fails to comply with all applicable laws, rules and regulations, including without limitation the Securities Act and the Exchange Act. The terms and conditions of any loan shall be set by the Committee; PROVIDED, that such terms and conditions shall comply with all applicable laws, rules and regulations, including without limitation the Securities Act and the Exchange Act.

        11.7 FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that

(a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

        11.8 EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        11.9 COMPLIANCE WITH LAWS. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        11.10 REPRICING PROHIBITED. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company no Option or Stock Appreciation Right may be amended to reduce the exercise price per share of the Common Stock subject to such Award below the exercise price per share as of the date the Option or Stock Appreciation Right is granted. In addition, absent approval of the stockholders of the Company no Option or Stock Appreciation Right may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right having a higher exercise price per share.

        11.11 NO TAX EFFECT. The Company does not, by way of the Plan, Award Agreement, or otherwise, represent or warrant to any person, including the Holders, that the grant of an Award or the subsequent disposition of any shares pursuant to the Plan will have any particular tax effect.

        11.12 FURTHER ACTIONS. Each Holder shall execute and deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of the Plan or any Award Agreement.

        11.13 SUCCESSORS. All obligations imposed upon the Holders and all the rights reserved by the Company shall be binding upon each Holder's heirs, legal representatives, or successors. The Plan and the Award Agreement with each Holder shall be the sole and exclusive source of any and all rights that a Holder and his or her heirs, legal representatives, or successors shall have with respect to any Award under the Plan.

        11.14 NO THIRD-PARTY BENEFICIARIES. Nothing in the Plan or any Award Agreement is or shall be intended to confer any rights or remedies on any persons other than the Company and the Holders and their respective successors. Nothing in the Plan or any Award Agreement is or shall be intended to relieve or discharge the obligation or liability of any third parties to the Company or any Holder.

        11.15 NOTICE. Any notice required or permitted to be given under the Plan or any Award Agreement to any party shall be in writing and shall be deemed given (a) upon receipt, if personally given, (b) the same day (or if not a business day, the first business day thereafter) if transmitted by confirmed facsimile, (c) the first business day after deposit with a nationally recognized overnight courier, fees prepaid, or (d) five days after deposit in the United States Mail by certified mail, return receipt requested, postage prepaid, addressed to the location as shown on the books of the Company, or to such other address as such party may request from time to time by notice in the manner set forth above.

        11.16 JURISDICTION AND VENUE. Each Holder consents to the personal jurisdiction of all federal and state courts in the Northern District of the State of California, and agrees that venue shall lie exclusively in Santa Clara County. Each Holder shall be deemed to have waived any objections to the above location, including any objection based on lack of jurisdiction, improper forum or forum non-conveniens.

        11.17 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

        11.18 GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

        11.19 PLAN GOVERNS. If there is any inconsistency between the Plan and any documents related to the Plan, including any Award Agreement, the Plan shall govern. Nothing in the Plan shall be construed to constitute, or be evidence of, any right in favor of any person to receive an Award hereunder.

                                      * * *

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Micrel, Incorporated on March 26, 2003.

                                      * * *

        Executed on this 26th day of March, 2003.


                                         /s/    J. Vincent Tortolano
                                         -------------------------------
                                                J. Vincent Tortolano
                                         Vice President, General Counsel


                                      xxiii

                                                                Please
                                                                Mark Here
                                                                for Address  |_|
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of Directors and FOR proposals 2 and 3.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all directors and FOR proposals 2 and 3.

1.    Election of Directors (see reverse)

01 Raymond D. Zinn
02 Warren H. Muller                  FOR       WITHHOLD
03 George Kelly                      |_|          |_|
04 Donald Livingstone
05 David Conrath

FOR, except vote withheld from the following nominee(s):

________________________________________________________________________________

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

                           FOR       AGAINST      ABSTAIN
                           |_|         |_|          |_|

3. To approve an amendment to the Company's 2003 Incentive Award Plan to increase the number of shares issuable thereunder by 4,000,000.

                           FOR       AGAINST      ABSTAIN
                           |_|         |_|          |_|

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                       PLEASE MARK, SIGN, DATE AND RETURN
                       THIS PROXY CARD PROMPTLY USING THE
                            ENCLOSED REPLY ENVELOPE.

Signature _________________________ Signature _____________________ Date _______

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                 [Map Omitted]

Travel Directions
to Micrel
(for meeting appointments)

From San Francisco Int'l Airport
or San Francisco via US 101:

  Take US 101 south (towards San
  Jose); exit Montague Expwy.;
  right at Trade Zone Blvd.;
  and right at Lundy Ave.,
  to Fortune Dr.

From San Jose Int'l Airport:

  Take Airport Parkway (becomes
  Brokaw Rd. then Murphy Rd.); left
  on Lundy Ave., to Fortune Dr.

From San Francisco via I-280

   Take I-280 South (toward San
   Jose); exit I-880 north (toward
   Oakland); exit Montague Expwy.
   east; right at Trade Zone Blvd.;
   right at Lundy Ave.,
   to Fortune Dr.

   MICREL
SEMICONDUCTOR

San Jose, CA 95131
408-944-0800

                                                                           PROXY

                              MICREL, INCORPORATED
                               2180 FORTUNE DRIVE
                               SAN JOSE, CA 95131

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING ON MAY 26, 2005

      Raymond D. Zinn and Richard D. Crowley, Jr., or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Micrel, Incorporated (the "Company"), to be held on Thursday, May 26, 2005, and any adjournment or postponement thereof.

      Election of five directors (or if any nominee is not available for election, such substitute as the Board of Directors or the proxy holders may designate). Nominees: 01 RAYMOND D. ZINN, 02 WARREN H. MULLER, 03 GEORGE KELLY, 04 DONALD LIVINGSTONE AND 05 DAVID CONRATH.

                (Continued, and to be signed on the other side)

________________________________________________________________________________
Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

MICREL (R)

                           Annual Shareholder Meeting
                             Thursday, May 26, 2005
                                  12:00 pm 2180
                                 Fortune Drive
                               San Jose, CA 95131

We look forward to seeing you at the meeting. On behalf of the management and directors of Micrel, Incorporated, we want to thank you for your support.

================================================================================

                               IMPORTANT Reminder

Whether or not you plan to attend this meeting, your vote is important to us. We urge you to complete, detach and mail the proxy card as soon as possible in the enclosed envelope.

================================================================================

      Vote by Internet, Telephone or Mail - 24 Hours a Day, 7 Days a Week

         Internet and telephone voting are available through 11:59 p.m.
                    Eastern Time on Wednesday, May 25, 2005

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------      --------------------------------      -----------------------------------
              Internet                                Telephone                                 Mail

  http://www.proxyvoting.com/mcrl                  1-866-540-5760                  Mark, sign and date your proxy
                                                                                 card and return it in the enclosed
Use the Internet to vote your proxy.  OR  Use any touch-tone telephone to   OR         postage-paid envelope.
Have your proxy card in hand when         vote your proxy. Have your proxy
you access the web site.                  card in hand when you call.
------------------------------------      --------------------------------      -----------------------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.